ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Supplement dated June 22, 2020,
 to the Prospectus dated May 1, 2020

This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

AZL® Morgan Stanley Global Real Estate Fund
At a meeting held June 10, 2020, the Board of Trustees approved the merger of the following Acquired Fund into the Acquiring Fund.
Acquired Fund	Acquiring Fund
AZL® Morgan Stanley Global Real Estate Fund	AZL® S&P 500 Index Fund
Completion of the merger is subject to a number of conditions, including approval by shareholders of the Acquired Fund. It is currently anticipated that proxy materials regarding the merger will be distributed to shareholders of the Acquired Fund on or around July 8, 2020, and that a special meeting of shareholders to consider the merger will be held on August 19, 2020. Subject to satisfaction of these and other conditions of the merger, it is anticipated that the merger will become effective shortly thereafter.

VIPPRO-001-0520